ACKNOWLEDGMENT OF REPLACEMENT SPECIAL SERVICER

October 14, 2026

To the Persons on the attached Schedule I

Re:               COMM 2015-CCRE26 Pooling and Servicing Agreement

Ladies and Gentlemen:

Reference is made to (i) that certain Pooling and Servicing Agreement, dated as of October 1, 2015 (as the same may have been, or may hereafter be, amended, modified, supplemented or extended, the “PSA”), by and among Deutsche Mortgage & Asset Receiving Corporation, as Depositor, Trimont LLC, as successor to Wells Fargo Bank, National Association, as Master Servicer, CWCapital Asset Management LLC, as Special Servicer (“CWCapital”), Wells Fargo Bank, National Association, acting through Computershare Trust Company, National Association, as its agent, as Certificate Administrator (in such capacity, the “Certificate Administrator”), Paying Agent and Custodian, Wilmington Trust, National Association, as Trustee (in such capacity, the “Trustee”), and Park Bridge Lender Services LLC, as Operating Advisor, with respect to the COMM 2015-CCRE26 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Trust”), and (ii) that certain Second Amended and Restated Co-Lender Agreement dated as of October 20, 2016 (as the same may have been, or may hereafter be, amended, modified, supplemented or extended, the “CLA”), by and among Wilmington Trust, National Association, as Trustee, for the Benefit of the Holders of the COMM 2015-CCRE26 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2015-CCRE26, as Note A-1 Holder, Wells Fargo Bank, National Association, as Trustee, for the Benefit of the Holders of the CD 2016-CD1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-CD1, as Note A-2-1 Holder, and German American Capital Corporation, a Maryland corporation, as the initial holder of Note A-2-2, Note A-3-1, Note A-3-2, Note A-3-3, and Note A-4.  Capitalized terms used herein but not otherwise defined shall have the meanings respectively ascribed thereto in the PSA or the CLA, as applicable.

Pursuant to Sections 3.22(b) and 7.02 of the PSA, and Section 15 of the CLA, CMBS CCR, LLC, in its capacity as the Directing Holder of the Trust has directed the Trustee to terminate CWCapital as Special Servicer of the Trust and has appointed the undersigned Torchlight Loan Services, LLC (“Torchlight”) to serve as successor Special Servicer under the PSA and the CLA.

Torchlight hereby agrees that, effective as of the date of this Acknowledgment of Replacement Special Servicer (this “Acknowledgment”), Torchlight shall serve as Special Servicer under the PSA and the CLA.  Torchlight hereby agrees to assume all of the responsibilities, duties, and liabilities of the Special Servicer under the PSA and the CLA and shall perform punctually the duties of the Special Servicer under the PSA and the CLA. Torchlight further acknowledges and agrees that it is and shall be a party to the PSA and bound thereby to the full extent indicated in the PSA in the capacity of Special Servicer.  Torchlight hereby, as of the date of this Acknowledgment, makes the representations and warranties set forth in Section 2.04(b) of the PSA mutatis mutandis, and all references to “Agreement” in Section 2.04(b) of the PSA include this Acknowledgment in addition to the PSA, and further represents that it satisfies all eligibility requirements set forth in the PSA (including the requirements specified in Section 3.22(e) thereof) and the CLA.

The following is the notice information for Torchlight as Special Servicer under the PSA and the CLA:

Torchlight Loan Services, LLC

90 Park Avenue, 20th Floor

New York, New York 10016

Attention: William A. Clarkson

E-mail: wclarkson@torchlight.com

TORCHLIGHT LOAN SERVICES, LLC

By:  /s/ William A. Clarkson

Name:  William A. Clarkson

Title:    Authorized Signatory

By: /s/ Jorge Rodriguez

Name:  Jorge Rodriguez

Title:    Authorized Signatory

Schedule I

COMM 2015-CCRE26 Parties (Note A-1)

Depositor: Deutsche Mortgage & Asset Receiving Corporation 1 Columbus Circle New York, New York 10019 Attention: Lainie Kaye with a copy via email to: cmbs.requests@db.com

Certificate Administrator / Paying Agent / Custodian:

Wells Fargo Bank, National Association

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services (CMBS) - COMM 2015-CCRE26

Email: trustadministrationgroup@computershare.com; !NACCTRegulatoryReporting@computershare.com; cctcmbsbondadmin@computershare.com

Trustee: Wilmington Trust, National Association 1100 North Market Street Wilmington, Delaware 19890 Attention: CMBS - COMM 2015-CCRE26 Email: CMBSTrustee@wilmingtontrust.com

Master Servicer:

Trimont LLC

550 S. Tryon Street, Suite 2400

Charlotte, North Carolina 28202

Attention: COMM 2015-CCRE26 Asset Manager

Email: commercial.servicing@trimont.com

with a copy to:

Trimont LLC

Two Alliance Center

3560 Lenox Rd NE, Suite 2200

Atlanta, Georgia 30326

Attention: Legal Department

Email: Legaldepartment@trimont.com

Outgoing Special Servicer: CWCapital Asset Management LLC 900 19th St NW, 8th Floor Washington, DC 20006 Attention: Brian Hanson Email: CWCAMcontractnotices@cwcapital.com	Operating Advisor: Park Bridge Lender Services LLC 600 Third Avenue, 40th Floor New York, New York 10016 Attention: COMM 2015-CCRE26 Surveillance Manager Email: cmbs.notices@parkbridgefinancial.com
Successor Special Servicer: Torchlight Loan Services, LLC 90 Park Avenue, 19th Floor New York, New York 10016 Attention: William A. Clarkson Email: wclarkson@torchlight.com

CD 2016-CD1 Parties (Note A-2-1)

Depositor: Deutsche Mortgage & Asset Receiving Corporation 1 Columbus Circle New York, New York 10019 Attention: Lainie Kaye with a copy via email to: cmbs.requests@db.com

Trustee / Certificate Administrator / Custodian:

Wells Fargo Bank, National Association

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services (CMBS) - CD 2016-CD1

Email: trustadministrationgroup@computershare.com; !NACCTRegulatoryReporting@computershare.com; cctcmbsbondadmin@computershare.com

Master Servicer for Prudential Plaza:

Trimont LLC

550 S. Tryon Street, Suite 2400

Charlotte, North Carolina 28202

Attention: CD 2016-CD1 Asset Manager

Email: commercial.servicing@trimont.com

with a copy to:

Trimont LLC

Two Alliance Center

3560 Lenox Rd NE, Suite 2200

Atlanta, Georgia 30326

Attention: Legal Department

Email: Legaldepartment@trimont.com

Special Servicer under Companion PSA:

Rialto Capital Advisors, LLC

Southeast Financial Center

200 S. Biscayne Blvd., Suite 3550

Miami, Florida 33131

Attention: Liat Heller

Fax number: (305) 229-6425

Email: liat.heller@rialtocapital.com

with a copy to:

Rialto Capital Advisors, LLC

Southeast Financial Center

200 S. Biscayne Blvd., Suite 3550

Miami, Florida 33131

Attention: Jeff Krasnoff, Niral Shah and Adam Singer

Fax number: (305) 229-6425

Email: niral.shah@rialtocapital.com, adam.singer@rialtocapital.com and jeff.krasnoff@rialtocapital.com

Operating Advisor / ARR: Park Bridge Lender Services LLC 600 Third Avenue, 40th Floor New York, New York 10016 Attention: CD 2016-CD1 Surveillance Manager Email: cmbs.notices@parkbridgefinancial.com

CD 2016-CD2 Parties (Notes A-2-2 and A-3-3)

Depositor: Deutsche Mortgage & Asset Receiving Corporation 1 Columbus Circle New York, New York 10019 Attention: Lainie Kaye with a copy via email to: cmbs.requests@db.com

Certificate Administrator / Custodian:

Wells Fargo Bank, National Association

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services (CMBS) - CD 2016-CD2

Email: trustadministrationgroup@computershare.com; !NACCTRegulatoryReporting@computershare.com; cctcmbsbondadmin@computershare.com

Master Servicer for Prudential Plaza:

Trimont LLC

550 S. Tryon Street, Suite 2400

Charlotte, North Carolina 28202

Attention: CD 2016-CD2 Asset Manager

Email: commercial.servicing@trimont.com

with a copy to:

Trimont LLC

Two Alliance Center

3560 Lenox Rd NE, Suite 2200

Atlanta, Georgia 30326

Attention: Legal Department

Email: Legaldepartment@trimont.com

Special Servicer under Companion PSA:

KeyBank National Association

11501 Outlook Street, Suite 300

Overland Park, Kansas 66211

Attention: Diane Haislip

Email: diane_c_haislip@keybank.com

with a copy to:

Polsinelli PC

900 West 48th Place, Suite 900

Kansas City, Missouri 64112

Attention: Kraig Kohring

Fax number: (816) 753-1536

Email: kkohring@polsinelli.com

Operating Advisor / ARR: Park Bridge Lender Services LLC 600 Third Avenue, 40th Floor New York, New York 10016 Attention: CD 2016-CD2 Surveillance Manager Email: cmbs.notices@parkbridgefinancial.com	Trustee: Wilmington Trust, National Association 1100 North Market Street Wilmington, Delaware 19890 Attention: CMBS - COMM 2015-CCRE26/CD 2016-CD2 Email: CMBSTrustee@wilmingtontrust.com

COMM 2016-COR1 Parties (Note A-3-1)

Depositor: Deutsche Mortgage & Asset Receiving Corporation 1 Columbus Circle New York, New York 10019 Attention: Lainie Kaye with a copy via email to: cmbs.requests@db.com

Trustee / Certificate Administrator / Custodian:

Wells Fargo Bank, National Association

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services (CMBS) - COMM 2016-COR1

Email: trustadministrationgroup@computershare.com; !NACCTRegulatoryReporting@computershare.com; cctcmbsbondadmin@computershare.com

Master Servicer for Prudential Plaza:

Trimont LLC

550 S. Tryon Street, Suite 2400

Charlotte, North Carolina 28202

Attention: COMM 2016-COR1 Asset Manager

Email: commercial.servicing@trimont.com

with a copy to:

Trimont LLC

Two Alliance Center

3560 Lenox Rd NE, Suite 2200

Atlanta, Georgia 30326

Attention: Legal Department

Email: Legaldepartment@trimont.com

Special Servicer under Companion PSA:

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President - Division Head

Email: noticeadmin@midlandls.com

with a copy to:

Stinson Leonard Street LLP

1201 Walnut Street, Suite 2900

Kansas City, Missouri 64106-2150

Attention: Kenda K. Tomes

Email: kenda.tomes@stinson.com

Operating Advisor / ARR:

Park Bridge Lender Services LLC

600 Third Avenue, 40th Floor

New York, New York 10016

Attention: COMM 2016-COR1 Surveillance Manager

Email: cmbs.notices@parkbridgefinancial.com

CD 2017-CD3 Parties (Notes A-3-2 and A-4-1)

Depositor:

Citigroup Commercial Mortgage Securities Inc.

390 Greenwich Street, 5th Floor

New York, New York 10013

Attention: Paul Vanderslice

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

390 Greenwich Street, 5th Floor

New York, New York 10013

Attention: Richard Simpson

Email: richard.simpson@citi.com

and:

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 17th Floor

New York, New York 10013

Attention: Ryan M. O’Connor

Email: ryan.m.oconnor@citi.com

Trustee / Certificate Administrator / Custodian:

Wells Fargo Bank, National Association

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services (CMBS) - CD 2017-CD3

Email: trustadministrationgroup@computershare.com; !NACCTRegulatoryReporting@computershare.com; cctcmbsbondadmin@computershare.com

Master Servicer for Prudential Plaza:

Trimont LLC

550 S. Tryon Street, Suite 2400

Charlotte, North Carolina 28202

Attention: CD 2017-CD3 Asset Manager

Email: commercial.servicing@trimont.com

with a copy to:

Trimont LLC

Two Alliance Center

3560 Lenox Rd NE, Suite 2200

Atlanta, Georgia 30326

Attention: Legal Department

Email: Legaldepartment@trimont.com

Special Servicer under Companion PSA: K-Star Asset Management LLC 5949 Sherry Lane, Suite 950 Dallas, Texas 75225 Attention: Michele Ray Email: michele.ray@ksam.com
Operating Advisor / ARR: Park Bridge Lender Services LLC 600 Third Avenue, 40th Floor New York, New York 10016 Attention: CD 2017-CD3 Surveillance Manager Email: cmbs.notices@parkbridgefinancial.com

JPMDB 2017-C5 Parties (Note A-4-2)

Depositor:

J.P. Morgan Chase Commercial Securities Corp.

270 Park Avenue, 4th Floor

New York, New York 10017

Attention: Kunal K. Singh

Email: US_CMBS_Notice@jpmorgan.com

with copies to:

J.P. Morgan Chase Commercial Securities Corp.

270 Park Avenue, 4th Floor

New York, New York 10017

Attention: SPG Legal

Email: US_CMBS_Notice@jpmorgan.com

Certificate Administrator / Custodian:

Wells Fargo Bank, National Association

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services (CMBS) - JPMDB 2017-C5

Email: trustadministrationgroup@computershare.com; !NACCTRegulatoryReporting@computershare.com; cctcmbsbondadmin@computershare.com

Trustee: Wilmington Trust, National Association 1100 North Market Street Wilmington, Delaware 19890 Attention: CMBS - JPMDB 2017-C5 Email: CMBSTrustee@wilmingtontrust.com

Master Servicer for Prudential Plaza:

Trimont LLC

550 S. Tryon Street, Suite 2400

Charlotte, North Carolina 28202

Attention: JPMDB 2017-C5 Asset Manager

Email: commercial.servicing@trimont.com

with a copy to:

Trimont LLC

Two Alliance Center

3560 Lenox Rd NE, Suite 2200

Atlanta, Georgia 30326

Attention: Legal Department

Email: Legaldepartment@trimont.com

Special Servicer under Companion PSA: CWCapital Asset Management LLC 900 19th St NW, 8th Floor Washington, DC 20006 Attention: Brian Hanson Email: CWCAMcontractnotices@cwcapital.com	Operating Advisor / ARR: Park Bridge Lender Services LLC 600 Third Avenue, 40th Floor New York, New York 10016 Attention: JPMDB 2017-C5 Surveillance Manager Email: cmbs.notices@parkbridgefinancial.com

Directing Certificateholder:

Barings LLC

c/o Barings Real Estate Advisers

One Financial Plaza

Hartford, Connecticut 06103

Attention: Thomas Zitko, Managing Director – JPMDB 2017-C5 CMBS Pool

with a copy to:

Barings Real Estate Advisers

One Financial Plaza

Hartford, Connecticut 06103

Attention: Legal Department – JPMDB 2017-C5 CMBS Pool

Certificate Registrar:

Wells Fargo Bank, National Association

c/o Computershare Trust Company, National Association, as Agent

Wells Fargo Center

600 South 4th Street, 7th Floor

MAC: N9300-070

Minneapolis, Minnesota 55479

Attention: Corporate Trust Services: JPMDB 2017-C5